(15) Covid-19 Pandemic	6 Months Ended
Jun. 30, 2020
Proceeds from officer advances
(15) Covid-19 Pandemic

(15) COVID-19 PANDEMIC

The Company’s management is unable to predict the full impact of COVID-19 on the Company.

The corona virus pandemic and subsequent State of Maryland ordered shut down did not have a significant effect upon the Company’s operations. The Company’s access to capital was moderately curtailed, during the pandemic. The Company, as yet, does not know what the ultimate consequences of the pandemic will be upon its business model. Because of COVID-19 and the uncertainty surrounding economic conditions moving forward the Company cannot predict the full impact, although it has had only a moderate impact to date. The Company’s staff was already working remotely prior to the onset of the pandemic.